SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (date of earliest event reported):
                                  March 9, 2007

                          GALES INDUSTRIES INCORPORATED
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             (Exact Name of Registrant as Specified in its Charter)

       Delaware                     000-29245                  20-4458244
       -------------              -------------             -------------
       State of                    Commission                IRS Employer
       Incorporation               File Number                I.D. Number

                 1479 North Clinton Avenue, Bay Shore, NY 11706
                 ----------------------------------------------
                     Address of principal executive offices

                  Registrant's telephone number: (631) 968-5000


          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On March 9, 2007, Gales Industries Incorporated (the "Company") entered into a Stock Purchase Agreement (the "Purchase Agreement") with John Gantt and Lugenia Gantt, the shareholders (the "Shareholders") of Welding Metallurgy, Inc., a New York corporation ("Welding Metallurgy"). Pursuant to the Purchase Agreement, on the Closing Date, subject to the satisfaction of various terms and conditions, the Company will acquire from the Shareholders all of the issued and outstanding capital stock of Welding Metallurgy.

The closing of the Purchase Agreement (the "Closing") is scheduled to occur in April 2007 or on such other date as the Company and the Shareholders may agree (the "Closing Date"). The purchase price for the shares is $6,050,000, subject to adjustment for working capital, payable in a combination of cash, a secured promissory note (the "Note") and shares of the Company's common stock (the "Purchase Price Shares").

We intend to finance the cash portion of the purchase price. While highly confident that we will obtain the necessary financing by the intended Closing Date to enable us to purchase the shares, there can be no assurances that we will be able to do so.

The Note shall have a term of three years commencing on the Closing Date, accrue interest at a rate equal to the prime rate (as defined) and contain other customary terms and conditions. The amount of Purchase Price Shares to be issued to the Shareholders is equal to $550,000 divided by 90% of the average closing price of the Company's common stock during the 20 trading days immediately preceding the Closing Date.

Concurrent with the Closing, the Company will enter into a consulting agreement with John Gantt. The consulting agreement shall provide for an initial terms of six months, subject to extension for an additional three months upon mutual agreement of the parties, with compensation of $30,000 per month, a covenant not to compete with the Company and Welding Metallurgy for a period of five years, and shall contain such other customary terms and provisions.

The foregoing summary is subject to, and qualified in its entirety by, the terms of the Stock Purchase Agreement, attached hereto as Exhibit 10.1. The terms of the Stock Purchase Agreement are incorporated herein by reference. A copy of the press release announcing the execution of the Stock Purchase Agreement is attached as Exhibit 99.1.

EXHIBITS

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10.1  Stock Purchase Agreement, dated March 9, 2007, between Gales Industries
      Incorporated and John Gantt and Lugenia Gantt, the Shareholders of Welding Metallurgy, Inc.

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99.1  Press Release, dated March 15, 2007, of Gales Industries Incorporated announcing the execution of the Stock Purchase Agreement.
--------------------------------------------------------------------------------


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 14, 2007


                                             GALES INDUSTRIES INCORPORATED

                                             By: /s/ Peter Rettaliata
                                                 ---------------------------
                                                 Peter Rettaliata, President


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

EXHIBIT INDEX

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10.1  Stock Purchase Agreement, dated March 9, 2007, between Gales Industries
      Incorporated and John Gantt and Lugenia Gantt, the Shareholders of Welding Metallurgy, Inc.
--------------------------------------------------------------------------------
99.1 Press Release, dated March 15, 2007, of Gales Industries Incorporated announcing the execution of the Stock Purchase Agreement.
--------------------------------------------------------------------------------


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